[Logo] MFS(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) UNION STANDARD(R)
EQUITY FUND

SEMIANNUAL REPORT o MARCH 31, 1998

NOW TWO MFS IRA CHOICES (see page 27)

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders:

As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first few months of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, we also believe we are overdue for a market correction in which prices will remain relatively flat or decline, possibly for an extended period of time. Since no one can predict market cycles, that makes it even more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    April 14, 1998

JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Mitchell D. Dynan]
       Mitchell D. Dynan

For the six months ended March 31, 1998, Class A shares of the Fund provided a total return of 18.08%, Class B shares 17.74%, Class C shares 17.73%, and Class I shares 18.30%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a 19.10% return over the same period for the ACS Labor Sensitivity Index (the LSI), an unmanaged index of companies selected on the basis of labor-sensitive criteria. The Fund's returns also compare to a 17.22% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. WHAT DO YOU SEE AS SOME OF THE THINGS THAT CONTRIBUTED TO THE FUND'S RECENT PERFORMANCE?

A. In the fourth quarter of 1997, the Fund's performance benefited from overweightings in health care and consumer staples as well as from significant holdings in utilities and communications. Conversely, the Fund was underweighted in basic materials, autos, and technology. These sectors performed poorly in the fourth quarter because of investor concerns that the turmoil in the Asia/Pacific region would adversely impact the U.S. economy and the earnings of economically sensitive companies.

Q.  WHAT ABOUT THE FIRST QUARTER OF THIS YEAR?

A. The Fund lagged the LSI and the S&P 500 because we continued to stay fairly defensive while technology and some cyclical stocks did very well. Although we have more flexibility to invest in technology and financial services, we've been careful how we use that flexibility because we don't want to change the conservative character of this Fund. We increased the Fund's financial services holdings in the first quarter, but these positions haven't added materially to performance. While the Fund was helped by large holdings in some of the pharmaceutical, software, and industrial goods companies, the large utilities weighting has been a drag on the overall return this year. A lot of money flowed into utilities in the fourth quarter as investors sought to preserve their gains for the year. However, in the first quarter this year, money flowed out of this sector.

Q. YOU SAID THE FUND HAS BEEN INVESTING IN TECHNOLOGY AND FINANCIAL SERVICES. AREN'T THOSE NEW SECTORS TO THE PORTFOLIO?

A. Yes. Until the middle of December 1997, the Fund's holdings were restricted to companies listed in the LSI. Technology and financial services account for only about 4% of this index. In December, the Labor Advisory Board decided that we could go outside the LSI and put up to 35% of the Fund's assets in technology and financial services. The intent of this increased flexibility was to improve performance. Although companies in these industries have little unionization, they generally aren't taking away union jobs. The Fund now holds Microsoft, Computer Associates, and BMC Software. In financial services, we already owned BankAmerica and Firstar, and we've added seven other companies: Allstate, Hartford Financial, National City, US Bancorp, Washington Mutual, Lincoln National, and Associates First Capital. We think the growth rates in financial services companies are attractive and that their valuations are reasonable. We view them as good long-term holdings.

Q.  COULD YOU DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY?

A. We try to be relatively conservative by diversifying across a number of industries and stocks. We make decisions about stocks based on their risk-reward tradeoff. We also believe yield is important and that it can add to the Fund's return while offering some downside protection. The Fund is focused on valuation, using a strategy of seeking growth at the right price. The Fund's volatility, compared to the S&P 500, is also low, as is its turnover. We like to buy and hold stocks for the long term, because we don't believe it's possible to time the market.

Q. CONSUMER STAPLES IS THE FUND'S LARGEST SECTOR. WHAT COMPANIES DO YOU LIKE IN THIS INDUSTRY?

A. The overweighting in consumer staples fits with the Fund's defensive positioning. We have holdings in Coca-Cola, Colgate-Palmolive, PepsiCo., and Philip Morris, although our position in the latter company is neutral to the LSI. We also have a number of holdings in the food business. That's a big weighting in the LSI. In addition, the Fund has positions in household products companies such as Kimberly Clark, Clorox, and Dial Corp.

Q. THE NEXT-LARGEST SECTOR IS INDUSTRIAL GOODS AND SERVICES. WHAT COMPANIES DO YOU LIKE HERE?

A. We have a large holding in General Electric; it represents over 6% of the Fund's assets, mainly because it's a big component of the LSI and we like its fundamental outlook. Aerospace and defense stocks are also significant positions, while Deere and Martin Marietta Materials round out our industrial holdings. Martin Marietta is particularly attractive; it's a sand and gravel company that we expect to benefit from the highway construction bill that has been proposed in Congress. The company is an industry consolidator, has good cash flow, strong management, and a favorable earnings outlook.

Q.  THEN, YOU HAVE UTILITIES AND COMMUNICATIONS.

A. We continue to like this sector for defensive reasons. It makes up about 15% of the portfolio. This weighting is considerably more than the S&P 500, but three percentage points less than the LSI. The Fund owns a number of electric utilities, a gas pipeline (Columbia Energy Group), as well as telephone companies such as AT&T, SBC, BellSouth, Bell Atlantic, and Sprint.

Q.  YOU SAID THE FUND IS POSITIONED DEFENSIVELY. COULD YOU EXPAND ON THAT?

A. We try to structure the portfolio based, in part, on a macroeconomic outlook. At some point the economy has to slow down, which is why, over the past few years, we have become more defensive. Later, when the downturn does come, we can start thinking about becoming more cyclically oriented in anticipation of an upturn. At this point, however, it seems premature to position the portfolio for such a scenario.

Q.  COULD YOU TALK ABOUT SOME STOCKS THAT HAVE PERFORMED BETTER THAN EXPECTED?

A. Both General Electric's industrial and financial services sides have done a lot better than I would have thought, and the stock was up 18% in the first quarter of this year. Microsoft and BMC have also been strong performers, along with Sherwin Williams, which was up more than 30% in the first quarter. Some of the supermarket companies in the Fund, such as Kroger, have done well because their valuations have expanded more quickly than we would have expected.

Q.  WHAT ABOUT STOCKS OR SECTORS THAT HAVE NOT PERFORMED SO WELL?

A. Some of the food companies were disappointing in the first quarter, particularly Interstate Baking, a bread company whose brands include Hostess and Wonder Bread. We still think it's an attractive stock, and we think the market will eventually come to recognize its value. Several financial services stocks have done poorly. These include Allstate and Firstar, a regional bank. The insurance companies all did well last year, particularly in the fourth quarter, but they have been lackluster performers this year. The electric utilities are experiencing the same trend. These stocks did very well at the end of last year but, so far, investors aren't as worried about the economy this year.

Q. LOOKING AHEAD, WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU ANTICIPATE, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENTS FOR THE FUND?

A. We think the economy is going to slow and that the Asia/Pacific problems will have an impact on U.S. companies as the year unfolds. From an investment standpoint, this makes it important to be selective. As long as interest rates are stable, price-to-earnings ratios should remain intact. The key is corporate earnings. If they hold up, the market probably has the potential to rise moderately during the balance of the year. However, if interest rates rise or if we get a lot of earnings disappointments, we might have achieved about all the gains we're going to get this year. That's why we've focused on more defensive companies. In a slow-growth environment, we expect their earnings to expand faster than those of other companies.

/s/ Mitchell D. Dynan

    Mitchell D. Dynan
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------
MITCHELL D. DYNAN IS A VICE PRESIDENT -- INVESTMENTS OF MFS INVESTMENT MANAGEMENT(SM) AND PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND. HE ALSO IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND, AS WELL AS MFS(R) MERIDIAN(SM) U.S. EQUITY FUND, MFS(R) AMERICAN U.S. EQUITY FUND AND THE CONSERVATIVE GROWTH SERIES OFFERED THROUGH MFS/SUN LIFE ANNUITY PRODUCTS.

HE JOINED MFS IN 1986 AS A MEMBER OF THE RESEARCH DEPARTMENT AND WAS NAMED AN ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1987, A VICE PRESIDENT -- INVESTMENTS IN 1988, AND A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST IN 1995. FROM 1983 TO 1986 MR. DYNAN WORKED AS A SECURITIES ANALYST ON WALL STREET. HE STARTED HIS CAREER AS A BANK LENDING OFFICER IN 1979. A GRADUATE OF TUFTS UNIVERSITY, HE IS A MEMBER OF THE BOSTON SOCIETY OF SECURITY ANALYSTS FEDERATION AND IS A CHARTERED FINANCIAL ANALYST.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                  LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      JANUARY 14, 1994

  CLASS INCEPTION:            CLASS A  AUGUST 8, 1997
                              CLASS B  AUGUST 11, 1997
                              CLASS C  AUGUST 11, 1997
                              CLASS I  JANUARY 14, 1994

  SIZE:                       $91.8 MILLION NET ASSETS AS OF MARCH 31, 1998

PERFORMANCE SUMMARY

Because mutual funds like MFS Union Standard Equity Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

AS OF MARCH 31, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                            6 Months      1 Year        3 Years  Life of Fund*
------------------------------------------------------------------------------
Cumulative Total Return      +18.08%     +41.87%       +121.22%       +130.23%
------------------------------------------------------------------------------
Average Annual Total Return     --       +41.87%       + 30.30%       + 21.90%
------------------------------------------------------------------------------
SEC Results                     --       +33.71%       + 27.75%       + 20.20%
------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                            6 Months      1 Year        3 Years  Life of Fund*
------------------------------------------------------------------------------
Cumulative Total Return      +17.74%     +41.72%       +120.97%       +127.77%
------------------------------------------------------------------------------
Average Annual Total Return     --       +41.72%       + 30.25%       + 21.59%
------------------------------------------------------------------------------
SEC Results                     --       +36.96%       + 29.15%       + 21.11%
------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 14, 1994, through March 31, 1998.

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                            6 Months      1 Year        3 Years  Life of Fund*
------------------------------------------------------------------------------
Cumulative Total Return      +17.73%     +41.70%       +120.97%       +127.77%
------------------------------------------------------------------------------
Average Annual Total Return     --       +41.70%       + 30.25%       + 21.59%
------------------------------------------------------------------------------
SEC Results                     --       +40.51%       + 30.25%       + 21.59%
------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                            6 Months      1 Year        3 Years  Life of Fund*
------------------------------------------------------------------------------
Cumulative Total Return      +18.30%     +42.40%       +122.04%       +127.14%
------------------------------------------------------------------------------
Average Annual Total Return     --       +42.40%       + 30.46%       + 21.51%
------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, January 14, 1994, through March 31, 1998.

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, along with B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A, B, and C results include the performance and the operating expenses of I for periods prior to the inception of A, B, and C. Because operating expenses of I are lower than those of A, B, and C, A, B, and C performance generally would have been lower than I performance. The I performance included within the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A. The I performance included within the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C.

Peformance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 1998

LARGEST STOCK SECTORS

Consumer Staples                   18.2%
Industrial Goods and Services      16.6%
Utilities and Communications       15.3%
Health Care                        12.7%
Other Sectors                      10.7%
Energy                              9.1%
Financial Services                  9.1%
Retail                              5.7%
Miscellaneous (Conglomerates,       2.6%
 special products/services)

For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 STOCK HOLDINGS

GENERAL ELECTRIC CO.  6.5%             JOHNSON & JOHNSON  2.6%
Diversified manufacturing              Health care and pharmaceutical
and financial services conglomerate    products company

BRISTOL-MYERS SQUIBB CO.  4.4%         TYCO INTERNATIONAL LTD. 2.6%
Pharmaceutical products company        Fire protection, packaging,
                                       and electronic equipment manufacturer
MERCK & CO.  4.3%
Pharmaceutical products company        AT&T CORP.  2.4%
                                       Telecommunications and services company
EXXON CORP.  3.9%
International oil and gas company      KROGER CO.  2.4%
                                       Supermarket company
COCA-COLA CO.  3.2%
International soft drink company       PHILIP MORRIS COS., INC.  2.3%
                                       Tobacco, food, and beverage conglomerate

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 1998

Stocks - 98.8%

-------------------------------------------------------------------------------
ISSUER                                                 SHARES             VALUE
-------------------------------------------------------------------------------
  Aerospace - 5.9%
    General Dynamics Corp.                             14,240       $ 1,226,420
    Goodrich (B.F.) Co.                                16,690           852,233
    Lockheed-Martin Corp.                              14,501         1,631,362
    Raytheon Co., "A"                                  15,100           858,813
    United Technologies Corp.                           9,090           839,121
                                                                    -----------
                                                                    $ 5,407,949
-------------------------------------------------------------------------------
  Banks and Credit Companies - 4.0%
    BankAmerica Corp.                                  12,550       $ 1,036,944
    Firstar Corp.                                      18,640           736,280
    National City Corp.                                13,300           975,056
    US Bancorp                                          7,600           948,100
                                                                    -----------
                                                                    $ 3,696,380
-------------------------------------------------------------------------------
  Building - 0.7%
    Sherwin Williams Co.                               19,060       $   676,630
-------------------------------------------------------------------------------
  Chemicals - 2.0%
    Air Products & Chemicals, Inc.                     10,970       $   909,139
    duPont (E. I.) de Nemours & Co., Inc.              13,400           911,200
                                                                    -----------
                                                                    $ 1,820,339
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.2%
    Microsoft Corp.*                                   11,800       $ 1,056,100
-------------------------------------------------------------------------------
  Computer Software - Systems - 2.1%
    BMC Software, Inc.*                                11,500       $   963,844
    Computer Associates International, Inc.            17,300           999,075
                                                                    -----------
                                                                    $ 1,962,919
-------------------------------------------------------------------------------
  Construction Services - 2.1%
    Martin Marietta Materials, Inc.                    44,479       $ 1,920,937
-------------------------------------------------------------------------------
  Consumer Goods and Services - 8.5%
    Clorox Co.                                         12,970       $ 1,111,367
    Colgate-Palmolive Co.                              14,530         1,258,661
    Dial Corp.                                         38,700           926,381
    Philip Morris Cos., Inc.                           50,950         2,123,978
    Tyco International Ltd.                            43,120         2,355,430
                                                                    -----------
                                                                    $ 7,775,817
-------------------------------------------------------------------------------
  Electrical Equipment - 7.4%
    General Electric Co.                               68,240       $ 5,881,435
    Honeywell, Inc.                                    11,420           944,291
                                                                    -----------
                                                                    $ 6,825,726
-------------------------------------------------------------------------------
  Entertainment - 1.0%
    CBS Corp.                                          13,200       $   447,975
    Disney (Walt) Co.                                   4,100           437,675
                                                                    -----------
                                                                    $   885,650
-------------------------------------------------------------------------------
  Financial Services - 2.0%
    Associates First Capital Corp., "A"                11,700       $   924,300
    Washington Mutual, Inc.                            12,800           918,000
                                                                    -----------
                                                                    $ 1,842,300
-------------------------------------------------------------------------------
  Food and Beverage Products - 11.2%
    Campbell Soup Co.                                  14,720       $   835,360
    Coca-Cola Co.                                      37,650         2,915,522
    Heinz (H.J.) Co.                                   15,740           918,823
    Hershey Foods Corp.                                13,580           972,667
    Interstate Bakeries Corp.                          48,900         1,580,081
    Nabisco Holdings Corp., "A"                        17,800           834,375
    PepsiCo., Inc.                                     29,420         1,255,866
    Ralston-Ralston Purina Co.                          8,880           941,280
    Vlasic Foods International, Inc.                    1,472            37,628
                                                                    -----------
                                                                    $10,291,602
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.9%
    Kimberly-Clark Corp.                               16,240       $   814,030
-------------------------------------------------------------------------------
  Insurance - 2.9%
    Allstate Corp.                                      9,200       $   845,825
    Hartford Financial Services Group, Inc.             8,900           965,650
    Lincoln National Corp.                             10,200           865,725
                                                                    -----------
                                                                    $ 2,677,200
-------------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co., Inc.                                  14,100       $   873,319
-------------------------------------------------------------------------------
  Medical and Health Products - 12.5%
    American Home Products Corp.                       13,460       $ 1,283,748
    Bristol-Myers Squibb Co.                           37,990         3,962,832
    Johnson & Johnson                                  32,160         2,357,730
    Merck & Co., Inc.                                  30,420         3,905,167
                                                                    -----------
                                                                    $11,509,477
-------------------------------------------------------------------------------
  Oils - 9.0%
    Chevron Corp.                                      19,860       $ 1,595,006
    Exxon Corp.                                        52,880         3,576,010
    Mobil Corp.                                        25,060         1,920,223
    Texaco, Inc.                                       19,740         1,189,335
                                                                    -----------
                                                                    $ 8,280,574
-------------------------------------------------------------------------------
  Printing and Publishing - 1.2%
    Gannett Co., Inc.                                  14,700       $ 1,056,562
-------------------------------------------------------------------------------
  Railroads - 1.0%
    Burlington Northern Santa Fe Railway Co.            9,090       $   945,360
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    Cendant Corp.*                                     34,366       $ 1,361,753
-------------------------------------------------------------------------------
  Stores - 1.0%
    Rite Aid Corp.                                     27,580       $   944,615
-------------------------------------------------------------------------------
  Supermarkets - 4.6%
    Kroger Co.*                                        47,240       $ 2,181,897
    Safeway, Inc.*                                     54,920         2,028,608
                                                                    -----------
                                                                    $ 4,210,505
-------------------------------------------------------------------------------
  Telecommunications - 8.9%
    AT&T Corp.                                         33,240       $ 2,181,375
    Bell Atlantic Corp.                                 8,900           912,250
    BellSouth Corp.                                    29,900         2,020,119
    SBC Communications, Inc.                           48,308         2,107,436
    Sprint Corp.                                       14,370           972,669
                                                                    -----------
                                                                    $ 8,193,849
-------------------------------------------------------------------------------
  Utilities - Electric - 5.1%
    Cinergy Corp.                                      21,450       $   793,650
    CMS Energy Corp.                                   26,350         1,236,803
    FPL Group, Inc.                                    14,770           948,973
    Nipsco Industries, Inc.                            31,500           882,000
    Pinnacle West Capital Corp.                        17,530           778,989
                                                                    -----------
                                                                    $ 4,640,415
-------------------------------------------------------------------------------
  Utilities - Gas - 1.1%
    Columbia Energy Group                              13,380       $ 1,040,295
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $61,651,765)                         $90,710,303
-------------------------------------------------------------------------------

Short-Term Obligations - 1.1%
-------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                (000 OMITTED)
-------------------------------------------------------------------------------
    Federal National Mortgage Assn.,
      due 4/01/98, at Amortized Cost                  $   950       $   950,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $62,601,765)                    $91,660,303
Other Assets, Less Liabilities - 0.1%                                   132,621
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $91,792,924
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
MARCH 31, 1998
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $62,601,765)         $91,660,303
  Cash                                                               5,441
  Receivable for Fund shares sold                                   24,805
  Dividends receivable                                             109,036
  Deferred organization expenses                                     4,100
  Other assets                                                         681
                                                               -----------
      Total assets                                             $91,804,366
                                                               -----------
Liabilities:
  Payable to affiliates -
    Management fee                                             $     4,841
    Shareholder servicing agent fee                                    820
    Distribution and service fee                                       780
    Administrative fee                                                 109
  Accrued expenses and other liabilities                             4,892
                                                               -----------
      Total liabilities                                        $    11,442
                                                               -----------
Net assets                                                     $91,792,924
                                                               ===========
Net assets consist of:
  Paid-in capital                                              $60,154,736
  Unrealized appreciation on investments                        29,058,538
  Accumulated undistributed net realized gain on investments     2,492,303
  Accumulated undistributed net investment income                   87,347
                                                               -----------
      Total                                                    $91,792,924
                                                               ===========
Shares of beneficial interest outstanding                       5,208,794
                                                                =========
Net assets:
Class A shares:
  Net asset value per share
    (net assets of $6,847,454 / 389,930 shares of beneficial
     interest outstanding)                                       $17.56
                                                                 ======
  Offering price per share (100 / 94.25)                         $18.63
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,860,291 / 105,907 shares of beneficial
     interest outstanding)                                       $17.57
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $756,588 / 43,097 shares of beneficial
     interest outstanding)                                       $17.56
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $82,328,591 / 4,669,860 shares of
     beneficial interest outstanding)                            $17.63
                                                                 ======

See notes to financial statements

Statement of Operations (Unaudited)

------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 1998
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $   663,143
    Interest                                                            76,781
                                                                   -----------
      Total investment income                                      $   739,924
                                                                   -----------
  Expenses -
    Management fee                                                 $   251,737
    Trustees' compensation                                               2,500
    Shareholder servicing agent fee                                     48,549
    Distribution and service fee (Class A)                               6,124
    Distribution and service fee (Class B)                               6,084
    Distribution and service fee (Class C)                               1,863
    Administrative fee                                                   5,146
    Custodian fee                                                       14,563
    Printing                                                            27,536
    Auditing fees                                                        8,330
    Legal fees                                                           1,091
    Amortization of organization expenses                                2,468
    Postage                                                                179
    Miscellaneous                                                       42,634
                                                                   -----------
      Total expenses                                               $   418,804
    Preliminary reduction of expenses by investment adviser            (72,572)
    Fees paid indirectly                                                (2,968)
                                                                   -----------
      Net expenses                                                 $   343,264
                                                                   -----------
        Net investment income                                      $   396,660
                                                                   -----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                   $ 3,165,727
  Change in unrealized appreciation on investments                  10,148,313
                                                                   -----------
        Net realized and unrealized gain on investments            $13,314,040
                                                                   -----------
          Increase in net assets from operations                   $13,710,700
                                                                   ===========

See notes to financial statements

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                    YEAR ENDED
                                                               MARCH 31, 1998            SEPTEMBER 30, 1997
                                                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $   396,660                   $   665,634
  Net realized gain on investments                                  3,165,727                     5,385,099
  Net unrealized gain on investments                               10,148,313                    10,238,878
                                                                  -----------                   -----------
    Increase in net assets from operations                        $13,710,700                   $16,289,611
                                                                  -----------                   -----------
Distributions declared to shareholders -
  From net investment income (Class A)                            $   (29,580)                  $    --
  From net investment income (Class B)                                (11,127)                       --
  From net investment income (Class C)                                 (4,445)                       --
  From net investment income (Class I)                               (760,399)                     (679,585)
  From net realized gain on investments (Class A)                    (225,065)                       --
  From net realized gain on investments (Class B)                     (97,691)                       --
  From net realized gain on investments (Class C)                     (35,466)                       --
  From net realized gain on investments (Class I)                  (5,806,765)                   (5,134,200)
                                                                  -----------                   -----------
    Total distributions declared to shareholders                  $(6,970,538)                  $(5,813,785)
                                                                  -----------                   -----------
Net increase in net assets from Fund share transactions           $15,969,219                   $ 9,289,953
                                                                  -----------                   -----------
      Total increase in net assets                                $22,709,381                   $19,765,779
Net assets:
  At beginning of period                                           69,083,543                    49,317,764
                                                                  -----------                   -----------
At end of period (including accumulated undistributed net
investment income of $87,347 and $496,238, respectively)          $91,792,924                   $69,083,543
                                                                  ===========                   ===========

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED                  PERIOD ENDED
                                                          MARCH 31, 1998           SEPTEMBER 30, 1997*
                                                             (UNAUDITED)
------------------------------------------------------------------------------------------------------
                                                                 CLASS A
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $16.40                        $16.13
                                                                  ------                        ------
Income from investment operations# -
  Net investment income(S)                                        $ 0.06                        $ 0.03
  Net realized and unrealized gain on investments                   2.67                          0.24
                                                                  ------                        ------
    Total from investment operations                              $ 2.73                        $ 0.27
                                                                  ------                        ------
Less distributions declared to shareholders -
  From net investment income                                      $(0.18)                       $ --
  From net realized gain on investments                            (1.39)                         --
                                                                  ------                        ------
    Total distributions declared to shareholders                  $(1.57)                       $ --
                                                                  ------                        ------
Net asset value - end of period                                   $17.56                        $16.40
                                                                  ======                        ======
Total return(+)                                                   18.08%++                       1.67%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                         1.20%+                        1.20%+
  Net investment income                                            0.70%+                        0.86%+
Portfolio turnover                                                   20%                           49%
Average commission rate                                          $0.0577                       $0.0589
Net assets at end of period (000 omitted)                        $ 6,847                       $   536

  * For the period from the inception of Class A, August 8, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.20% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

   Net investment income                                          $ 0.04                        $ 0.03
   Ratios (to average net assets):
     Expenses##                                                    1.40%+                        1.34%+
     Net investment income                                         0.50%+                        0.72%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                   PERIOD ENDED
                                                         MARCH 31, 1998           SEPTEMBER 30, 1997**
                                                            (UNAUDITED)
------------------------------------------------------------------------------------------------------
                                                                CLASS B
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $16.43                         $16.24
                                                                 ------                         ------

Income from investment operations# -
  Net investment income (loss)(S)                                $ 0.01                         $(0.01)
  Net realized and unrealized gain on investments                  2.68                           0.20
                                                                 ------                         ------
    Total from investment operations                             $ 2.69                         $ 0.19
                                                                 ------                         ------
Less distributions declared to shareholders -
  From net investment income                                     $(0.16)                        $ --
  From net realized gain on investments                           (1.39)                          --
                                                                 ------                         ------
    Total distributions declared to shareholders                 $(1.55)                        $ --
                                                                 ------                         ------
Net asset value - end of period                                  $17.57                         $16.43
                                                                 ======                         ======
Total return                                                     17.74%++                        1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                        1.85%+                         1.85%+
  Net investment income (loss)                                    0.10%+                       (0.37)%+
Portfolio turnover                                                  20%                            49%
Average commission rate                                         $0.0577                        $0.0589
Net assets at end of period (000 omitted)                       $ 1,860                        $    17

 ** For the period from the inception of Class B, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the
    Fund, exclusive of management, distribution, and service fees, at not more than 0.20% of average daily net assets.
    To the extent actual expenses were over/ under this limitation, the net investment income per share and the ratios would have been:

   Net investment loss                                           $(0.01)                        $(0.01)
   Ratios (to average net assets):
     Expenses##                                                   2.05%+                         1.99%+
     Net investment loss                                        (0.10)%+                       (0.52)%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                    PERIOD ENDED
                                                        MARCH 31, 1998           SEPTEMBER 30, 1997***
                                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------
                                                               CLASS C
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $16.43                          $16.24
                                                                ------                          ------
Income from investment operations# -
  Net investment income(S)                                      $ --                            $ 0.01
  Net realized and unrealized gain on investments                 2.69                            0.18
                                                                ------                          ------
    Total from investment operations                            $ 2.69                          $ 0.19
                                                                ------                          ------
Less distributions declared to shareholders -
  From net investment income                                    $(0.17)                         $ --
  From net realized gain on investments                          (1.39)                           --
                                                                ------                          ------
    Total distributions declared to shareholders                $(1.56)                         $ --
                                                                ------                          ------
Net asset value - end of period                                 $17.56                          $16.43
                                                                ======                          ======
Total return                                                    17.73%++                         1.17%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                       1.85%+                          1.85%+
  Net investment income (loss)                                 (0.04)%+                          0.63%+
Portfolio turnover                                                 20%                             49%
Average commission rate                                        $0.0577                         $0.0589
Net assets at end of period (000 omitted)                      $   757                         $     4

*** For the period from the inception of Class C, August 11, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.20% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income loss per share and the ratios would have been:

   Net investment income (loss)                                 $(0.02)                         $ 0.01
   Ratios (to average net assets):
     Expenses##                                                  2.05%+                          1.99%+
     Net investment income (loss)                              (0.24)%+                          0.49%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED
                                       SIX MONTHS ENDED                      SEPTEMBER 30,                       PERIOD ENDED
                                              MARCH 31,        -----------------------------------------        SEPTEMBER 30,
                                                   1998             1997            1996            1995             1994****
                                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period            $16.43           $13.85          $11.85          $ 9.64               $10.00
                                                 ------           ------          ------          ------               ------
Income from investment operations# -
  Net investment income(S)                       $ 0.09           $ 0.17          $ 0.18          $ 0.17               $ 0.12
  Net realized and unrealized gain (loss)
   on investments                                  2.68             4.01            2.25            2.14                (0.48)
                                                 ------           ------          ------          ------               ------
    Total from investment operations             $ 2.77           $ 4.18          $ 2.43          $ 2.31               $(0.36)
                                                 ------           ------          ------          ------               ------
Less distributions declared to
 shareholders -
  From net investment income                     $(0.18)          $(0.19)         $(0.15)         $(0.10)              $ --
  From net realized gain on investments           (1.39)           (1.41)          (0.28)           --                   --
                                                 ------           ------          ------          ------               ------
    Total distributions declared to
     shareholders                                $(1.57)          $(1.60)         $(0.43)         $(0.10)              $ --
                                                 ------           ------          ------          ------               ------
Net asset value - end of period                  $17.63           $16.43          $13.85          $11.85               $ 9.64
                                                 ======           ======          ======          ======               ======
Total return                                     18.30%++         32.51%          20.96%          24.21%              (3.60)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses                                        0.85%+           0.97%           1.00%           1.00%                1.00%+
  Net investment income                           1.06%+           1.12%           1.36%           1.58%                1.55%+
Portfolio turnover                                  20%              49%             81%            125%                  48%
Average commission rate###                      $0.0577          $0.0589         $0.0562         $  --                $  --
Net assets at end of period (000 omitted)       $82,329          $68,527         $49,318         $35,842              $22,184

**** For the period from the commencement of the Fund's investment operations, January 14, 1994, through September 30, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
 (S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.20% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

      Net investment income                      $ 0.07           $ 0.15          $ 0.18          $ 0.16               $ 0.07
      Ratios (to average net assets):
        Expenses##                                 1.05+           1.11%           1.03%           1.12%                1.64%+
        Net investment income                     0.86%+           0.98%           1.33%           1.49%                0.91%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization

MFS Union Standard Equity Fund (the Fund) is a diversified series of MFS Union Standard Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month-end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee of not greater than 0.20% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to the amounts paid by MFS in prior years. At March 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $245,173.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,080 for the six months ended March 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,018 for the six months ended March 31, 1998. Fees incurred under the distribution plan during the six months ended March 31, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 for both Class B and Class C shares for the six months ended March 31, 1998. Fees incurred under the distribution plan during the six months ended March 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 1998, were $212, $0, and $0 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $25,687,293 and $15,118,738, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $62,601,765
                                                                  -----------

Gross unrealized appreciation                                     $29,075,563
Gross unrealized depreciation                                         (17,025)
                                                                  -----------
    Net unrealized appreciation                                   $29,058,538
                                                                  ===========

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Class A Shares
                                       SIX MONTHS ENDED MARCH 31, 1998         PERIOD ENDED SEPTEMBER 30, 1997*
                                               SHARES           AMOUNT                 SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                   358,636     $  5,841,706                 32,873      $    527,833
Shares issued to shareholders in
  reinvestment of distributions                 1,935           29,542                   --             --
Shares reacquired                              (3,331)         (54,714)                  (183)           (2,893)
                                              -------     ------------                -------      ------------
    Net increase                              357,240     $  5,816,534                 32,690      $    524,940
                                              =======     ============                =======      ============

* For the period from the inception of Class A, August 8, 1997, through September 30, 1997.

Class B Shares
                                       SIX MONTHS ENDED MARCH 31, 1998        PERIOD ENDED SEPTEMBER 30, 1997**
                                               SHARES           AMOUNT                 SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                   105,306     $  1,757,744                  1,015         $  16,553
Shares issued to shareholders in
  reinvestment of distributions                 1,113           17,027                   --            --
Shares reacquired                              (1,527)         (25,854)                  --            --
                                              -------     ------------                -------      ------------
    Net increase                              104,892     $  1,748,917                  1,015         $  16,553
                                              =======     ============                =======      ============

Class C Shares
                                       SIX MONTHS ENDED MARCH 31, 1998        PERIOD ENDED SEPTEMBER 30, 1997**
                                               SHARES           AMOUNT                 SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                    40,728     $    679,696                    234      $      3,869
Shares issued to shareholders in
  reinvestment of distributions                 2,610           39,906                 --              --
Shares reacquired                                (475)          (7,849)                --              --
                                              -------     ------------                -------      ------------
    Net increase                               42,863     $    711,753                    234      $      3,869
                                              =======     ============                =======      ============

Class I Shares
                                       SIX MONTHS ENDED MARCH 31, 1998            YEAR ENDED SEPTEMBER 30, 1997
                                               SHARES           AMOUNT                 SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                    75,087     $  1,224,946                271,272      $  4,159,884
Shares issued to shareholders in
  reinvestment of distributions               428,108        6,554,339                420,378         5,717,146
Shares reacquired                              (4,962)         (87,270)               (79,961)       (1,132,439)
                                              -------     ------------                -------      ------------
    Net increase                              498,233     $  7,692,015                611,689      $  8,744,591
                                              =======     ============                =======      ============

** For the period from the inception of Class B and Class C, August 11, 1997, through September 30, 1997.

(6) Line of Credit

The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended March 31, 1998, was $222.

MFS(R) UNION STANDARD(R) EQUITY FUND

TRUSTEES                                 INVESTOR INFORMATION
Nelson J. Darling, Jr. - Trustee,        For MFS stock and bond market
Eastern Enterprises                      outlooks, call toll free:
                                         1-800-637-4458 anytime from a
William R. Gutow - Private Investor;     touch-tone telephone.
Senior Vice President, Capital
Entertainment                            For information on MFS mutual funds,
                                         call your financial adviser or, for an
Jeffrey L. Shames*                       information kit, call toll free:
Chairman, Chief Executive Officer,       1-800-637-2929 any business day from
and Director, MFS Investment             9 a.m. to 5 p.m. Eastern time (or leave
Mangement                                a message anytime).

INVESTMENT ADVISER                       INVESTOR SERVICE
Massachusetts Financial Services         MFS Service Center, Inc.
Company                                  P.O. Box 2281
500 Boylston Street                      Boston, MA 02107-9906
Boston, MA 02116-3741
                                         For general information, call toll
DISTRIBUTOR                              free: 1-800-225-2606 any business day
MFS Fund Distributors, Inc.              from 8 a.m. to 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                    For service to speech- or
                                         hearing-impaired, call toll free:
PORTFOLIO MANAGER                        1-800-637-6576 any business day from
Mitchell D. Dynan*                       9 a.m. to 5 p.m. Eastern time. (To use
                                         this service, your phone must be
TREASURER                                equipped with a Telecommunications
W. Thomas London*                        Device for the Deaf.)

ASSISTANT TREASURERS                     For share prices, account balances,
Mark E. Bradley*                         and exchanges, call toll free:
Ellen Moynihan*                          1-800-MFS-TALK (1-800-637-8255)
James O. Yost*                           anytime from a touch-tone telephone.

SECRETARY                                WORLD WIDE WEB
Stephen E. Cavan*                        www.mfs.com

ASSISTANT SECRETARY                      [DALBAR logo] For the fourth year in a
James R. Bordewick, Jr.*                 row, MFS earned a #1 ranking in the
                                         DALBAR, Inc. Broker/Dealer Survey,
CUSTODIAN                                Main Office Operations Service Quality
State Street Bank and Trust Company      Category. The firm achieved a 3.42
                                         overall score on a scale of 1 to 4 in
                                         the 1997 survey. A total of 111 firms
                                         responded, offering input on the
                                         quality of service they received from
                                         29 mutual fund companies nationwide.
                                         The survey contained questions about
                                         service quality in 11 categories,
                                         including "knowledge of operations
                                         contact," "keeping you informed," and
                                         "ease of doing business" with the
                                         firm.

*Affiliated with the Investment Adviser

MFS{R} UNION STANDARD(R)                                   --------------
EQUITY FUND                                                   BULK RATE
                                                             U.S. POSTAGE
  [Graphic omitted] MFS(SM)                                     PAID
   INVESTMENT MANAGEMENT                                        MFS
We invented the mutual fund(SM)                            --------------

500 Boylston Street
Boston, MA 02116-3741

[DALBAR Logo]
                                                                    [UNION BUG]

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                  USE-3 5/98 5M 84/284/384/884